Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Richard McKilligan, the Chief Financial Officer of Malachite Innovations, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Transition Report on Form 10-K for the period ended December 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Transition Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Richard McKilligan
Chief Financial Officer
(Principal Financial Officer)
Date: March 31, 2022